EXHIBIT 32.1
                                                                  ------------


                               CEO CERTIFICATION

      PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Advantage Energy Income Fund (the "Trust"), Advantage Oil & Gas Ltd. and Advantage ExchangeCo Ltd. on Form 40-F for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly Drader, President and Chief Executive Officer of Advantage Oil & Gas Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Date:  March 7, 2006                        /s/ Kelly Drader
                                            ---------------------------------
                                            Kelly Drader
                                            President and Chief Executive
                                            Officer of Advantage Oil & Gas
                                            Ltd. on behalf of Advantage Energy
                                            Income Fund